UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-04704

The Primary Trend Fund, Inc.

3960 Hillside Drive, Suite 204
               Delafield, WI  53018
 (Address of principal executive offices)

Arnold Investment Counsel Incorporated
3960 Hillside Drive, Suite 204
                 Delafield, WI  53018
(Name and address of agent for service)

Registrant's telephone number, including area code: (262) 303-4850

Date of fiscal year end: June 30

Date of reporting period: June 30, 2015

Item 1.  Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

ANNUAL REPORT

The Primary
Trend Fund

DELAFIELD, WISCONSIN
JUNE 30, 2015

MESSAGE TO SHAREHOLDERS…

“What is a bit more troubling is the underlying strength of this market.  Unlike in late-2013, when the indices were at all-time highs, today’s technical underpinnings are weaker…  This deterioration in the bull’s health can continue for months while the indices march to new highs, but at some point it will succumb to the cracks in its foundation.  We suspect that one last euphoric push that launches the Nasdaq Composite above its 1999-2000 Tech Bubble high of 5048 could exhaust this extended bull market.”

The Primary Trend Fund
December 31, 2014 – Semiannual Report

Fait accompli!  The Nasdaq Composite finally busted through to a new all-time high (ATH) on 4/23/15 when it closed at 5056.06.  The Nasdaq has been leading this bull market, with the likes of “new age” tech stocks such as Apple, Google, Amazon, and Netflix in the forefront.  Since that new ATH in April, the Nasdaq Composite has gone on to conquer additional new high ground as we write in mid-July.

Unfortunately, this bull market is taking on some very tired traits even as the popular averages are at or near new ATHs.  Granted, this bull market is six-plus years old as measured from the “Great Recession” low in March 2009, and it more than deserves to take a breather.  But is this a “pause that refreshes” or fatigue that is just beginning?  We suspect that any march to new highs by the S&P 500 Index or its brethren will be led by fewer and fewer stocks.

All in all, over the past year, over-the-counter stocks were the place to be as the Nasdaq Composite returned +14.61%.  The blue-chip averages posted respectable performances, with the S&P 500 Index and Dow Jones Industrial Average posting total returns of +7.42% and +7.21%, respectively, for the 12-months ended 6/30/15.  This narrow market has become more prevalent in the first six months of 2015 relative to the last six months of 2014.  Evidence of this is on full display as the Value Line Geometric Index, a barometer for the average stock, is under water with a return of –0.80% for the full year.

While The Primary Trend Fund outpaced its S&P 500 benchmark for the first six months of 2015, its disappointing performance in the last six months of 2014 was a bit too much to overcome.  For the 12-month period ended June 30, 2015, The Primary Trend Fund posted a total return of –6.76%.

The Internet Craze – Part 2
As we mentioned above, the Nasdaq Composite has been the star performer over the past year, aided and abetted by fewer and fewer stars.  In fact, just in 2015 alone, the stocks comprising the Nasdaq Composite have added $664 billion in market value.  But more amazingly, just six companies account for more than half (53% to be exact) of this wealth creation: Amazon, Google, Apple, Facebook, Netflix, and Gilead Sciences.  While this dot.com bull market is hardly the maniacal euphoria that existed 15 years ago, its narrow leadership is somewhat troubling.  The S&P 500 Index currently has 19.6% invested in the Technology Sector, an obvious beneficiary of these “new age” tech juggernauts leading the charge.  Many of these stocks have little earnings yet sport incredible market value…a conundrum for value-oriented investors.  As such, The Primary Trend Fund is underweighted in technology and communication stocks with an 8.9% weighting.  We are currently invested in Cisco Systems, Intel Corporation, and Verizon Communications – all tech companies with huge earnings, exorbitant cash flows and above-average dividend yields.

The Buck Stops Here
It is no coincidence that the 25% rally in the U.S. Dollar Index over the past year has contributed to the weakness in a host of global commodities in that same time frame.  As the U.S. Dollar Index climbed from 80 in July 2014 to its recent peak of 100 in April 2015, the price of copper has plummeted by 26% to $2.40 per pound; silver has dropped by 30% to $14.60 per ounce; gold has fallen by 17% to $1,100 per ounce; and the ugliest of them all, crude oil, has had a precipitous drop from $105 per barrel to $48/bbl – a whopping 54% collapse.

Each commodity has its own supply and demand factors that have fueled these bear markets, but the ever-decelerating Chinese economy coupled with hedge fund liquidations has weighed heavily on the hard commodities markets.

The Primary Trend Fund has 14.9% of its portfolio invested in oil and gas exploration and production companies, along with an additional 5.4% (Schlumberger Ltd.) in the oil field services industry.  This compares to the S&P 500 Index weighting

MESSAGE TO SHAREHOLDERS…(continued)

of only 7.9% in the Energy Sector.  Our increased exposure to this sector as oil dropped to the $70-80 per barrel level was obviously premature.  However, we believe the oil patch implosion will benefit the blue-chip energy companies we own at the expense of the fringe players in this group.  Additionally, the capitulation in the oil trading pits is providing what we believe to be a long-term opportunity in the price of crude oil.  The tinderbox that is the Middle East will create volatility, but with an upward bias over the next 2-5 years.

Our 8.3% exposure to gold and silver miners (vs. 3.1% for the S&P 500 Index) is simply a bullish call on precious metals.  The Federal Reserve’s $4.5 trillion money-printing operation has fueled this six-year old bull market in stocks, but we believe it will eventually prime the monetary inflation pump as well.  In the end, any weakness in the U.S. dollar (likely in our view) will provide a commodity rally across the spectrum, possibly quite explosive if inflation raises its ugly head.

Rx for Wealth
One of the hottest sectors over the past year has been biotech stocks.  While a clear leader since this bull market began in 2009, the Nasdaq Biotech Index went parabolic in 2014 and has nearly doubled in the past year.  Riding on those coattails, healthcare stocks in general have done extremely well.  The Primary Trend Fund currently has 16.6% of its assets invested in pharmaceutical stocks, even after taking partial profits in a few issues.  This compares to the S&P 500 Index’s weighting of 15.4% in Big Drug stocks.  While price-to-earnings ratios in this sector aren’t overly inflated, many are trading on pipeline potential rather than blockbuster successes.  Based on investor optimism for drug stocks this price momentum could continue, but the crowded trade makes the stocks we own potential sale candidates going forward.

The China Syndrome
China has become a huge barometer for global financial health for two reasons: 1) the Chinese economy is firmly entrenched as the #2 economic powerhouse in terms of size, behind only the U.S., and its high-octane growth over the years clearly makes it a “make-or-break” end-market for global exporters; and 2) the Chinese stock market has become an important leading sector, with trillions of institutional and hedge fund dollars invested in Chinese equities.  The Chinese indices are just as symbolically important to global bourses as the biotech stocks are to the U.S. markets – once leadership falters, the bull weakens.

Recently, volatility in the Asian stock markets has become evident.  Both the Chinese Hang Seng Index and Shanghai Composite have had eye-popping bull runs in just the last eight months – gaining 27% and 108%, respectively, since last November.  But both benchmarks have already dropped into bear market territory in the last two months alone with losses of 20% in the Hang Seng Index and 33% in the Shanghai Composite.  The hit to the public psyche has been so profound in China that the government is trying to manipulate the market in order to stem the freefall – efforts that rarely succeed in the world of finance.  China is not Greece – China is a big player in the global arena and its stock market leadership role will have a direct impact on the fortunes of our extended bull market here in the U.S.  When rice farmers in China spend more time day trading than in their fields, it may be safe to presume that the dot.com syndrome has infected southeast Asia.

Signs of Weakness Persist
The S&P 500 Index made its most recent record closing high at 2130.82 on May 21…a tripling off the bear market low made over six years go.  As bull markets go, this is the second longest in duration – quite a feat.  The last time the major averages experienced a correction of at least 10% was over three years ago – quite a feat as well.

But the advance to new highs in 2015 has been checkered with weakness – signs that this bull is tired.  Market breadth, as measured by the New York Stock Exchange Advance/Decline Indicator, has been in a down slope and diverging from the indices since mid-April.  This is a classic sign of a market top if this dichotomy should persist.  Also, the 5/21/15 all-time high in the S&P 500 Index was accompanied by nearly 80% of the S&P 1500 stocks trading above their respective long-term 200-day moving averages and only 11.5% of those same 1500 stocks in individual bear markets (declines of greater than 20% from their 52-week highs).

Compare this to mid July’s flirtation with a new all-time high by the S&P 500 Index, yet only 62% of those same 1500 stocks traded above their 200-day moving average, but now 22% (nearly double) of those 1500 stocks are in bear markets.

MESSAGE TO SHAREHOLDERS…(continued)

Lastly, Dow theory is clearly negative – the Dow Jones Transportation Average peaked at the end of December and has gone south to the tune of –13% since then.  This underlying weakness is a chink in the bull’s armor and something that will deteriorate further if this bull is indeed dead.

The X-Factors
Global fragility is arguably at its greatest since World War II.  Greece is bankrupt and threatens to destabilize the eurozone, as entitlement societies now have the perfect script for failure. The Chinese wealth-creation machine (stock market) is violently selling off.  Putin continues his quest to make the U.S.S.R. Part 2 an even more formidable global bully.  ISIS is quickly becoming a varsity squad powerhouse.  And now Iran has been given the keys to a nuclear kingdom, while at the same time this Administration has turned its back on its most fervent ally in the Middle East – Israel.

Combine this international tinderbox with the U.S.’s own $18.5 trillion of debt, an approaching Quadrennial Circus (also known as the Presidential election) and Janet Yellen’s yearning for higher interest rates and the negatives are clearly abundant – but they are also known and possibly somewhat discounted in today’s stock market action.

More important to us are valuations…and from this perspective the stock market is trading in the top deciles (expensive) historically on various valuation metrics.  Narrow leadership as discussed above is a real problem.  And in a recent Wall Street Journal article, it was noted that hedge fund managers who have a reputation for “shorting stock” are actually bullish and as a group have the smallest “short position” on record.  Even they are succumbing to the bull’s charm.

Bull markets are intoxicating and this one is on a six-year-plus bender.  We believe there are some sobering thoughts and reasons to become defensive, or at a minimum, shift into cautious mode.  We suspect that 2015 will have fireworks on both the bull and bear side of the argument as this transition year unfolds.  Uncovering those gems regardless of which way the equity winds blow is our commitment to you.

Sincerely,

Lilli Gust	Barry S. Arnold
President	Vice President
Chief Investment Officer

Summary of Investments by Sector (Unaudited)

Percent of
Sector	Investment Securities
Consumer, Non-Cyclical	22.7%
Energy	20.9%
Short-Term Investments	11.4%
Financials	9.0%
Basic Materials	8.6%
Industrials	7.9%
Consumer, Cyclical	7.0%
Communications	6.3%
Utilities	3.4%
Technology	2.8%
Total Investments	100.0%

Top Ten Equity Holdings (Unaudited)

Percent of
Security	Investment Securities
Royal Dutch Shell
PLC ADR, Class A	6.3%
Schlumberger Ltd.	5.6%
Newmont Mining Corp.	5.4%
JPMorgan Chase & Co.	5.0%
General Electric Co.	4.9%
Pfizer, Inc.	4.6%
AbbVie, Inc.	4.3%
Mondelez International, Inc.	4.2%
Lions Gate Entertainment Corp.	4.1%
U.S. Bancorp	4.0%
Total	48.4%

EXPENSE EXAMPLE (Unaudited)
For the Six Months Ended June 30, 2015

As a shareholder of the Primary Trend Fund, you incur ongoing costs, including management fees and other Fund expenses.  If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund‘s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary.  Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

	Beginning	Ending	Expenses paid
	account value	account value	during period
	1/1/15	6/30/15	1/1/15-6/30/15[1]
Actual	$1,000.00	$1,019.10	$10.16
Hypothetical (5% return before expenses)	1,000.00	1,014.90	10.14

1
Expenses are equal to the Fund’s annualized expense ratio of 2.03% for the period from January 1, 2015 through June 30, 2015, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).  The Fund is contractually obligated to limit annual expenses to 2.00% of its average daily net assets for the fiscal year.

PORTFOLIO OF INVESTMENTS
As of June 30, 2015

The Primary Trend Fund
Shares		Value
	COMMON STOCKS (86.1%)
	BASIC MATERIALS (8.3%)
	Mining (8.3%)
25,000	Newmont Mining Corp.	$584,000
20,000	Silver Wheaton Corp.	346,800
	Total Basic Materials	930,800

	COMMUNICATIONS (6.2%)
	Telecommunications (6.2%)
15,000	Cisco Systems, Inc.	411,900
6,000	Verizon Communications, Inc.	279,660
	Total Communications	691,560

	CONSUMER, CYCLICAL (6.8%)
	Entertainment (6.8%)
12,000	DreamWorks Animation SKG, Inc., Class A*	316,560
12,000	Lions Gate Entertainment Corp.	444,600
	Total Consumer, Cyclical	761,160

	CONSUMER, NON-CYCLICAL (22.1%)
	Cosmetics/Personal Care (1.4%)
25,000	Avon Products, Inc.	156,500

	Food (4.1%)
11,000	Mondelez International, Inc.	452,540

	Pharmaceuticals (16.6%)
7,000	Abbott Laboratories	343,560
7,000	AbbVie, Inc.	470,330
3,000	Eli Lilly & Co.	250,470
3,000	Johnson & Johnson	292,380
15,000	Pfizer, Inc.	502,950
		1,859,690
	Total Consumer, Non-Cyclical	2,468,730

	ENERGY (20.3%)
	Oil & Gas (14.9%)
7,000	Apache Corp.	403,410
4,000	ConocoPhillips	245,640
30,000	Encana Corp.	330,600

See notes to financial statements.

PORTFOLIO OF INVESTMENTS (continued)
As of June 30, 2015

The Primary Trend Fund (continued)
Shares		Value
	COMMON STOCKS (86.1%) (continued)
	ENERGY (20.3%) (continued)
	Oil & Gas (14.9%) (continued)
12,000	Royal Dutch Shell PLC ADR, Class A	$684,120
		1,663,770
	Oil & Gas Services (5.4%)
7,000	Schlumberger Ltd.	603,330
	Total Energy	2,267,100

	FINANCIALS (8.7%)
	Banks (8.7%)
8,000	JPMorgan Chase & Co.	542,080
10,000	U.S. Bancorp	434,000
	Total Financials	976,080

	INDUSTRIALS (7.7%)
	Miscellaneous Manufacturing (7.7%)
20,000	General Electric Co.	531,400
20,000	Smith & Wesson Holding Corp.*	331,800
	Total Industrials	863,200

	TECHNOLOGY (2.7%)
	Semiconductors (2.7%)
10,000	Intel Corp.	304,150

	UTILITIES (3.3%)
	Water (3.3%)
15,000	Aqua America, Inc.	367,350
	Total Common Stocks
	(Cost $7,756,503)	9,630,130

See notes to financial statements.

PORTFOLIO OF INVESTMENTS (continued)
As of June 30, 2015

The Primary Trend Fund (continued)
Principal
Amount		Value
	SHORT-TERM INVESTMENTS (11.1%)
	Commercial Paper (11.1%)
$1,238,444	U.S. Bank, 0.04%, 10/1/2015	$1,238,444
	Total Short-Term Investments
	(Cost $1,238,444)	1,238,444
	TOTAL INVESTMENTS (97.2%)
	(Cost $8,994,947)	10,868,574
	Other Assets less Liabilities (2.8%)	313,169
	NET ASSETS (100.0%)	$11,181,743

*	Non-income producing.
ADR – American Depository Receipt
PLC – Public Limited Company

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2015

The Primary
Trend Fund
Assets:
Investments, at Value (Note 2a):
Common Stocks	$9,630,130
Short-Term Investments	1,238,444
Total Investments (Cost $8,994,947)	10,868,574
Cash	2,678
Receivable for Investments Sold	317,143
Receivable for Capital Shares Sold	2,083
Dividends Receivable	13,014
Interest Receivable	28
Prepaid Expenses and Other Assets	19,793
Total Assets	11,223,313

Liabilities:
Payable for Capital Stock Redeemed	2,203
Accrued Investment Advisory Fees (Note 3)	1,981
Professional Fees	16,335
Transfer Agent Fees	8,562
Administration and Accounting Fees	5,696
Other Fees	6,793
Total Liabilities	41,570
Net Assets	$11,181,743

Shares Outstanding	909,218
Net Asset Value, Offering and Redemption Price Per Share	$12.30

Net Assets Consist of:
Capital Stock ($0.01 par value, 30,000,000 shares authorized)	$8,969,506
Accumulated Undistributed Net Investment Income	5,190
Accumulated Undistributed Net Realized Gain on Investments	333,420
Net Unrealized Appreciation on Investments	1,873,627
Net Assets	$11,181,743

See notes to financial statements.

STATEMENT OF OPERATIONS
For the Year Ended June 30, 2015

The Primary
Trend Fund
Investment Income:
Dividends*	$287,423
Interest	1,039
Total Investment Income	288,462
Expenses:
Investment Advisory Fees (Note 3)	103,320
Administration and Accounting Fees	67,400
Shareholder Servicing Costs	51,386
Professional Fees	24,648
Registration Fees	23,938
Printing & Postage	12,097
Directors	8,000
Custodial Fees	5,661
Pricing	3,563
Insurance	2,416
Other	1,543
Total Expenses Before Reimbursement	303,972
Less Expenses Reimbursed By Advisor	(24,728)
Total Net Expenses	279,244
Net Investment Income	9,218
Net Realized Gain on Investments	687,786
Change in Net Unrealized Appreciation on Investments	(1,835,746)
Net Realized and Unrealized Loss on Investments	(1,147,960)
Net Decrease in Net Assets From Operations	$(1,138,742)

*  Net of foreign tax withholding of $10,031.

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	The Primary
	Trend Fund
	Year Ended	Year Ended
	June 30, 2015	June 30, 2014
Operations:
Net Investment Income	$9,218	$17,891
Net Realized Gain on Investments	687,786	1,173,883
Change in Net Unrealized Appreciation
(Depreciation) on Investments	(1,835,746)	1,652,960
Net Increase (Decrease) in Net Assets from Operations	(1,138,742)	2,844,734

Distributions to Shareholders:
From Net Investment Income	—	(71,205)
From Net Realized Gains	(1,005,517)	(467,824)
Decrease in Net Assets from Distributions	(1,005,517)	(539,029)

Fund Share Transactions:
Proceeds from Shares Sold	363,051	249,328
Reinvested Distributions	860,210	506,868
Cost of Shares Redeemed	(5,806,555)	(1,107,180)
Net Decrease in Net Assets from Fund Share Transactions	(4,583,294)	(350,984)
Total Increase (Decrease) in Net Assets	(6,727,553)	1,954,721

Net Assets:
Beginning of Year	17,909,296	15,954,575
End of Year	$11,181,743	$17,909,296

Accumulated Undistributed Net Investment Income (Distributions in
Excess of Net Investment Income) at End of Year	$5,190	$(4,028)

Transactions in Shares:
Sales	27,121	18,782
Reinvested Distributions	70,567	38,636
Redemptions	(438,847)	(83,152)
Net Decrease	(341,159)	(25,734)

See notes to financial statements.

FINANCIAL HIGHLIGHTS
The following table shows per share operation performance data, total investment return, ratios and supplemental data for each of the years ended June 30:

	2015	2014	2013	2012	2011
The Primary Trend Fund

Per Share Operating Performance
Net Asset Value, Beginning of Year	$14.32	$12.50	$11.23	$10.94	$9.15
Net Investment Income	0.01	0.01	0.04	0.05	0.03
Net Realized and Unrealized Gain (Loss) on Investments	(0.99)	2.24	1.28	0.28	1.78
Total from Investment Operations	(0.98)	2.25	1.32	0.33	1.81
Less Distributions:
From Net Investment Income	—	(0.06)	(0.05)	(0.04)	(0.02)
From Net Realized Gains	(1.04)	(0.37)	—	—	—
Total Distributions	(1.04)	(0.43)	(0.05)	(0.04)	(0.02)
Net Increase (Decrease)	(2.02)	1.82	1.27	0.29	1.79
Net Asset Value, End of Year	$12.30	$14.32	$12.50	$11.23	$10.94

Total Investment Return	(6.76)%	18.36%	11.80%	3.08%	19.81%

Ratios and Supplemental Data
Net Assets, End of Year (in thousands)	$11,182	$17,909	$15,955	$15,139	$15,128
Ratio of Expenses to Average Net Assets:
Net of Waivers, Reimbursements and Recoupments	2.00%	1.98%	2.00%	2.00%	2.00%
Before Waivers, Reimbursements and Recoupments	2.18%	1.92%	1.99%	2.06%	2.03%
Ratio of Net Investment Income (Loss)
to Average Net Assets:
Net of Waivers, Reimbursements and Recoupments	0.07%	0.11%	0.31%	0.51%	0.26%
Before Waivers, Reimbursements and Recoupments	(0.11)%	0.17%	0.32%	0.45%	0.23%
Portfolio Turnover	17.2%	14.0%	38.0%	57.1%	92.4%

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2015

1.	Organization

The Primary Trend Fund, Inc. (The “Fund”), a Wisconsin Corporation, began operations on September 15, 1986.  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end diversified investment management company.  The Fund seeks capital growth and income.

2.	Significant Accounting Policies

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.  The following is a summary of significant accounting policies followed by the Fund.

a.
Securities listed on a national securities exchange are valued at the last sale price.  Securities that are traded on the NASDAQ National Market or the NASDAQ Small-Cap Market are valued at the NASDAQ Official Closing Price.  If no sale is reported, the average of the last bid and asked prices is used.  Other securities for which market quotations are readily available are valued at the average of the latest bid and asked prices.  Debt securities (other than short-term instruments) are valued at prices furnished by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price.  Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Board of Directors.  Short-term investments may be valued using amortized cost, which approximates fair value.

Generally accepted accounting principles (“GAAP”) defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement.

Under GAAP, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

Level 1 –
quoted prices for active markets for identical securities.  An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Common Stocks.  Securities traded on a national exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2015

Short-Term Investments.  Short-term investments may be valued using amortized cost, which approximates fair value.  To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$9,630,130	$—	$—	$9,630,130
Short-Term Investments	—	1,238,444	—	1,238,444
Total	$9,630,130	$1,238,444	$—	$10,868,574

*	All sub-categories within common stocks as detailed in the Portfolio of Investments represent Level 1 evaluation status.

The Fund is required to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.  For the year ended June 30, 2015, there were no transfers in and out of Level 1, Level 2 and Level 3.  The Fund did not hold any Level 3 securities during the year ended June 30, 2015.  It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

b.
Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned, and includes amortization of premiums and discounts. Securities gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the country’s tax codes and regulations.

c.
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more likely than not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze all open tax years 2011-2014, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended June 30, 2015, the Fund does not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of

NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2015

any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
d.
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

The tax character of distributions paid during the fiscal years ended June 30, 2015 and 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$5,588	$71,205
Net long term capital gains	999,929	467,824
Total distributions paid	$1,005,517	$539,029

e.
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3.	Investment Advisory Fees and Management Agreements

The Fund has an agreement with Arnold Investment Counsel, Inc. (the “Adviser”), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser. Under the terms of the agreement, the Adviser receives from the Fund a monthly fee at an annual rate of 0.74% of its average daily net assets. The agreement further stipulates that the Adviser will reimburse the Fund for annual expenses, but excluding all federal, state and local taxes, interest, brokerage commissions and extraordinary items, exceeding 2.0% of the Fund’s average daily net asset value.  For the year ended June 30, 2015, the Adviser reimbursed the Fund $24,728.

As part of the Expense Reimbursement Recoupment Agreement, the Fund has agreed to repay the Adviser for amounts previously waived or reimbursed by the Adviser pursuant to the Investment Advisory Agreement provided that such repayment does not cause the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, to exceed 2.0% and the repayment is made within three years after the year in which the Adviser incurred the expense. As of June 30, 2015, there was $24,728 of fees available to be recovered no later than June 30, 2018.

NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2015

4.	Purchases and Sales of Securities
Total purchases and sales of securities, other than short-term investments, for the Fund for the year ended June 30, 2015 were as follows:

Purchases	$1,978,578
Sales	4,686,191

5.	Tax Information
At June 30, 2015, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes was as follows:

Cost of investments	$8,994,947
Gross unrealized appreciation	2,662,465
Gross unrealized depreciation	(788,838)
Net unrealized appreciation on investments	$1,873,627

As of June 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,190
Undistributed long-term capital gains	333,420
Accumulated earnings	338,610
Net unrealized appreciation	1,873,627
Total accumulated earnings/(deficit)	$2,212,237

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
The Primary Trend Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Primary Trend Fund, Inc. (the “Fund”) as of June 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Primary Trend Fund, Inc. as of June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
August 21, 2015

Proxy Voting Policies and Procedures (Unaudited)
For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call 1-800-443-6544 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2015, will be available without charge, upon request, by calling 1-800-443-6544 or by accessing the website of the Securities and Exchange Commission.

Disclosure of Portfolio Holdings (Unaudited)
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Form N-Q will be available on the website of the Securities and Exchange Commission at http://www.sec.gov.

Tax Designation (Unaudited)
For the year ended June 30, 2015, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

For the year ended June 30, 2015, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

For federal income tax purposes, the Fund designates long-term capital gain dividends of $999,929 or the amounts determined to be necessary, for the year ended June 30, 2015.

DIRECTORS AND OFFICERS (Unaudited)

Number of
		Term of	Principal	Funds	Other
	Position(s)	Office and	Occupation(s)	in Complex	Directorships
Name, Address	Held with	Length of	During Past	Overseen	Held
and Age	the Fund	Time Served	5 Years	by Director	by Director
Independent Directors:

Clark Hillery	Director	Indefinite, until	Director of Team Services	1	None
3960 Hillside Drive		successor elected	for the Milwaukee Bucks
Suite 204			since December, 2000.
Delafield, WI 53018		17 years
Age: 65

William J. Rack	Director	Indefinite, until	Managing member of Lakeland	1	None
3960 Hillside Drive		successor elected	Business Properties LLC,
Suite 204			which engages in
Delafield, WI 53018		13 years	commercial real estate
Age: 69			development and leasing.

Interested Directors:

Barry S. Arnold	Director	As Director,	Portfolio Manager, Chief	1	None
3960 Hillside Drive		indefinite, until	Investment Officer and
Suite 204		successor elected	Secretary of the Adviser.
Delafield, WI 53018		As Director,
Age: 50		served 18 years

	Vice	One year term,
	President	elected annually
	and	As Vice President
	Secretary	and Secretary,
served 12 years

Officer:

Lilli Gust	President,	One year term,	Portfolio Manager,	N/A	N/A
3960 Hillside Drive	Treasurer	elected annually	President and Treasurer
Suite 204	and Chief	As President,	of the Adviser.
Delafield, WI 53018	Compliance	served 26 years
Age: 69	Officer
As Treasurer,
served 12 years

As Chief
Compliance
Officer,
served 11 years

Certain officer and directors of the Fund are affiliated with the Adviser.  None of these individuals receives a fee from the Fund for serving as an officer or director.  The independent directors’ remuneration for the Fund totaled $8,000 for the year ended June 30, 2015.

Additional information about the Fund’s Directors is available in the Statement of Additional Information and is available, without charge, upon request, by calling 1-800-443-6544.

FUND PERFORMANCE COMPARISON (Unaudited)

The performance data quoted is past performance and past performance is no guarantee of future results.  Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be higher or lower than the performance quoted.  To obtain performance current to the most recent month-end, please call 1-800-443-6544.

The performance included in the table and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.  Total returns are based on net change in NAV assuming reinvestment of distributions.  As of October 31, 2014, the effective date of the most recent prospectus, the gross and net expense ratios for the Fund were 1.92% and 1.92%, respectively.

*
The S&P 500® Index is an unmanaged but commonly used measure of common stock total return performance.  The Fund’s total returns include operating expenses such as transaction costs and advisory fees which reduce total returns while the total returns of the Index do not include such costs.

www.primarytrendfunds.com

INVESTMENT ADVISER
Arnold Investment Counsel Incorporated
3960 Hillside Drive, Suite 204
Delafield, Wisconsin 53018
1-800-443-6544

OFFICERS
Lilli Gust, President and Treasurer
Barry S. Arnold, Vice President and Secretary

DIRECTORS
Barry S. Arnold
Clark J. Hillery
William J. Rack

ADMINISTRATOR
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, Wisconsin 53212

CUSTODIAN
U.S. Bank, N.A.
1555 North RiverCenter Drive
Milwaukee, Wisconsin 53212

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-968-2122

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Founding member of
100%	NO-LOAD TM
MUTUAL FUND
COUNCIL

Item 2.  Code of Ethics

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer.  A copy of the Code is filed as an exhibit to this Form N-CSR.  During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code.  The Code is incorporated by reference to the Registrant’s Form N-CSR filed August 28, 2014. (SEC Accession No. 0000898531-14-000336)

Item 3.  Audit Committee Financial Expert

While The Primary Trend Fund, Inc. believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite experience to qualify as an “audit committee financial expert” as such term is defined by the Securities and Exchange Commission.

Item 4.  Principal Accountant Fees and Services

The aggregate fees billed for professional services by the Registrant’s principal accountant for each of the last two fiscal years were as follows:

(a) Audit Fees for Registrant.
The aggregate fees billed for professional services rendered by the principal accountant to the Registrant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Fiscal year ended June 30, 2015                                                                                    $14,500
Fiscal year ended June 30, 2014                                                                                    $14,000

(b) Audit-Related Fees for Registrant.
The aggregate fees billed for assurance and related services by the principal accountant to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not required under “Audit Fees” above.

Fiscal year ended June 30, 2015                                                                                    $0
Fiscal year ended June 30, 2014                                                                                    $0

(c) Tax Fees for Registrant.
The aggregate fees billed for professional services rendered by the principal accountant to the Registrant for review of Federal and excise tax returns, tax compliance, tax advice and tax planning.  The fees paid were comprised of a review of the tax returns, tax notes and other documentation for the filing and returns, along with their underlying schedules, that were prepared by the Registrant’s administrator.

Fiscal year ended June 30, 2015                                                                                    $1,000
Fiscal year ended June 30, 2014                                                                                    $1,000

(d) All Other Fees.
The aggregate fees billed for products and services provided by the principal accountant to the Registrant, other than services reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

Fiscal year ended June 30, 2015                                                                                    $0
                Fiscal year ended June 30, 2014                                                                                    $0

(e) Audit Committee’s pre-approval policies and procedures.
(1) Pursuant to the registrant’s Audit Committee Charter (“Charter”), the Audit Committee shall pre-approve all auditing services and permissible non-audit services to be provided.  In addition, the Charter provides that the Audit Committee may delegate to one or more of its members the authority to grant such pre-approvals.

(2) During the fiscal year ended June 30, 2015, all of the non-audit services provided by the Registrant’s principal accountant were pre-approved by the audit committee.

(f) Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) During the last two fiscal years there were no other non-audit services rendered by the Registrant’s principal accountant to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments

Included as part of the report to shareholders filed under Item I of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities of Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders

 Not applicable.

Item 11.  Controls and Procedures

(a)
The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected or were reasonably likely to materially affect Registrant’s internal control over financial reporting.

 Item 12.  Exhibits

(a)	(1) Code of Ethics. Incorporated by reference to the Registrant’s Form N-CSR filed August 28, 2014. (SEC Accession No. 0000898531-14-000336)

(2)	Certifications required pursuant to Sections 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

        (3)   Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end management investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Primary Trend Fund, Inc.

/s/ Lilli Gust
Lilli Gust
Principal Executive Officer
August 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Lilli Gust
Lilli Gust
Principal Executive Officer
August 26, 2015

/s/ Lilli Gust
Lilli Gust
Principal Financial Officer
August 26, 2015